As filed with the Securities and Exchange Commission on May 10,
                                   2001.

				                            File No. 2-81956
										811-3627

                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               Form N - 1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
		Post-Effective Amendment No. 24		 X
                                 AND/OR
                REGISTRATION STATEMENT UNDER THE INVESTMENT
                            COMPANY ACT OF 1940
            Post-Effective Amendment No. 24		 X

                    Greenspring Fund, Incorporated
            (Exact Name of Registrant as Specified in Charter)

                   2330 West Joppa Road, Suite 110
                   Lutherville, Maryland 21093-4641
          (Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including Area Code (410)823-5353

                  Mr. Charles vK. Carlson, President
                   2330 West Joppa Road, Suite 110
                   Lutherville, Maryland 21093-4641
              (Name and address of Agent for Service)

Copies To:

                          R. Darrell Mounts
                     Kirkpatrick & Lockhart LLP
                    100 Pine Street, Suite 3200
                   San Francisco, CA 94111-5218
                            415.249.1000
                            415.249.1001

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date.

It is proposed that this filing will become effective (check appropriate line)
       immediately upon filing pursuant to paragraph (b)

   X  on May 1, 2001 pursuant to paragraph (b)

       60 days after filing pursuant to paragraph (a)

       on May 1, 2001 pursuant to paragraph (a), of Rule 485.









                           Greenspring Fund,
                             Incorporated


                              Prospectus


                              May 1, 2001
















The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                          Table of Contents


Greenspring Fund at a Glance		                      2

Performance		                                        3

Fund Expenses		                                  4

Additional Information Regarding
Principal Investment Strategies and
Related Risks		                                  5

Management's Discussion of Fund
Performance		                                        8

Management		                                        9

Determination of Net Asset Value		               10

Your Greenspring Fund Account		                     11

Shareholder and Account Policies		               18

Financial Highlights		                           20



                     GREENSPRING FUND AT A GLANCE

The following information may be helpful in determining if we are an appropriate investment for you.

Investment Objective. Long-term capital appreciation through a total return approach to investing. Income is an important, but secondary, factor.

Principal Investment Strategies. We invest principally in stocks that our investment adviser believes are undervalued at the time of purchase, and special situation bonds that have the potential to provide both capital appreciation and income. We may purchase small, mid, or large capitalization securities that our adviser believes are undervalued relative to the company's peers or the stock market in general. We may also invest in companies in the process of financial restructurings or liquidations. Our investment style is typically referred to as a "value" investing approach.

Type of Investments. A combination of common stocks, preferred stocks, bonds (which may be high yield/high risk), convertible bonds and government securities.

Principal Investment Risks. There is a risk that you could lose all or a portion of your investment in the Fund. Although we invest in companies we consider undervalued relative to their peers or the general stock market, there is a risk that these securities may decline or may not reach what the portfolio manager believes are their full value. We invest in companies of all market capitalizations. Small capitalization securities tend to be more volatile and less liquid than large capitalization securities, which can negatively affect our ability to purchase or sell these securities. Bonds have two main sources of risk, which are interest rate risk and credit risk. Interest rate risk is the chance that interest rates may rise causing bond prices to fall. Credit risk is the chance that a bond's credit status could be downgraded because of some adverse business event, which reduces its ability to make timely payments of principal and interest. In addition, bonds rated below investment grade are more sensitive to economic conditions and individual corporate developments than those of higher-rated securities, which may adversely affect their value.

Type of Investors. We are designed for long-term investors seeking capital appreciation with some dividend income. You should not invest in us for short-term financial needs or for short-term investment in the stock market.


                            PERFORMANCE

The following information provides an indication of the risk of investing with us by showing changes in our performance from year to year and by showing how our average annual returns for one, five and ten years compare with those of broad-based securities market indices. Our past performance is not an indication of our future performance.

                  Performance for the Past 10 Years
                              (chart)
                            1991 19.34%
                            1992 16.52%
                            1993 14.65%
                            1994  2.83%
                            1995 18.79%
                            1996 22.65%
                            1997 23.95%
                            1998 (15.97%)
                            1999  2.64%
                            2000 15.64%

                  Best and Worst Performing Quarters
                     During the Last 10 Years

                         Quarter/Year       Total Return

            Best         June 30, 1999       10.74%
            Worst        September 30, 1998 (19.55%)

             Average Returns Compared To Broad-Based Indices
                                 1 Year    5 Years  10 Years
Greenspring Fund                  15.64%    8.68%    11.44%
Russell 2000 Index                (3.02%)   10.31%   15.53%
Lipper Balanced Fund Index         2.39%    11.80%   12.45%
Lipper Mid Cap Value Index        10.59%    12.34%   13.63%


                          FUND EXPENSES

You may incur the following expenses if you buy and hold our shares:

Shareholder Fees (paid directly from your investment   None

Annual Fund Operating Expenses (expenses deducted
  from assets
       Management fees                                 0.75%
       Other expenses (refer to Annual Report)         0.49%
         Total Annual Fund Operating Expenses          1.24%

Compare the cost of investing with us to the cost of investing with other mutual funds using the following example. Assume that:
   *You invest $10,000 with us for the periods indicated.
   *You redeem at the end of each of the periods indicated. *Your investment has a 5% total return each year.
   *Our operating expenses remain the same each year.

           1 Year    3 Years  5 Years   10 Years
            $126      $393      $681     $1,500

Your actual costs and our performance may be higher or lower than the above example.


    ADDITIONAL INFORMATION REGARDING INVESTMENT STRATEGIES AND
                           RELATED RISKS

Principal Investment Strategies. We use a research-intensive style of analysis in which we search the investment universe for undervalued or inefficiently priced securities. Ideally, as these securities become more "correctly" valued by the investment community, they will provide the Fund with positive returns. *Value-oriented Equity Securities. We employ a strong value investing approach in selecting the securities we purchase.
Value investing generally emphasizes securities of companies that are temporarily out-of-favor, where near-term expectations are not especially strong. Consequently, the risks of short-term disappointment are often diminished by the fact that investors' expectations are not lofty. Our equity investments are usually in stocks that trade at prices that our investment adviser believes represent discounts to historical valuations, the market valuations of peers, the valuations of the market as a whole, and/or the company's value as a private company. In researching investments, our investment adviser focuses on the following factors:
 *a company's past and expected profitability trends. A company's ability to generate "free" cash flow that can be used to expand or finance operations is very important to us. Free cash flow can be used to benefit shareholders through growth opportunities, debt reduction, stock repurchases, or
dividend increases.
 *its financial strength.  Companies that are more concerned with managing their balance sheets and meeting debt
obligations are less likely to be successful investments than those that are well-capitalized and whose managements focus on growth opportunities.
 *management capability.   We try to invest in companies whose
management teams have historically acted in the shareholders' best interests and have managed their companies with the goal of improving shareholder value. Often, these management teams have a significant investment in their company's stock, thus aligning their interests with that of the company's shareholders.
*Fixed Income Investments. We can invest a portion of the portfolio in corporate or government bonds.
 *Bonds are rated by credit agencies as to their credit
quality.  We do not limit our investment in bonds to any
certain rating category and may invest in bonds that are below investment grade including those that are in default at the time of purchase.
 *The addition of fixed income securities to our portfolio can add significantly to the total return characteristics of our
performance.    The performance of bonds can, at times, differ
from that of the equities in our portfolio, thus helping to temper the volatility of our portfolio.
 *Our investment in bonds may include convertible bonds. Such convertible bonds may be "busted," meaning that the ability of these securities to convert into common stock has been made relatively unimportant by a stock decline, yet we believe they have significant value as straight, yield-to-maturity-oriented bond investments. These inefficiently priced securities are often of shorter-than-average maturity (which results in less interest rate volatility) and carry yields-to-maturity that are far superior to other securities of similar credit quality.

Other Investments. If we cannot find securities that meet our investment criteria or for cash management purposes, we may invest in short-term money market instruments, which should reduce downside volatility during periods of market weakness. As a result of investing in money market instruments, we may not achieve our investment objective. Other infrequent investment practices are detailed in the Statement of Additional Information.

Principal Investment Risks. You may encounter the following risks by investing with us:
*General Risks
 *Value investing may be out of favor.
 *Industry sectors may be out of favor.
 *We may be unable to sell an investment quickly without a substantial price concession.
 *The stock market may drop.
*Company-specific Risks
 *Free cash flow may not be used as expected.
 *The timing of expected developments may take longer to occur than originally anticipated.
 *Small capitalization securities tend to be more volatile and less liquid than large capitalization securities.
*General Stock Risks
 *Stock prices may fall in response to many factors including general economic conditions, interest rates, investor perceptions, market liquidity, and actual or anticipated unfavorable earnings of the issuer.
*General Bond Risks
 *Interest rates may rise causing bond prices to fall.
 *The issuer may default on principal and/or interest payments. *We may experience difficulty selling a bond because of a thin trading market.
 *Bonds with longer maturities are typically more volatile than those with shorter maturities.
*High Yield Bond Risks
 *Prices and yields may be more volatile than higher-rated securities.
 *Credit risk may be higher since issuers are more vulnerable to financial setbacks and recession than more creditworthy companies.
 *Deteriorating economic conditions or rising interest rates may weaken the issuer's ability to pay interest and repay principal than issuers of higher-rated securities.
 *High yield bonds may be less liquid than bonds that are higher-rated.


                    MANAGEMENT'S DISCUSSION OF
                        FUND PERFORMANCE

During the year 2000, the financial markets performed in a markedly different fashion from the previous two years. Investment managers with a "value"-oriented investment philosophy generally performed better than investment managers utilizing the "growth" style of investing, reversing a trend of the previous two years. All of the major indices experienced losses for the year, with the Dow Jones Industrial Average declining 6%, the Standard & Poor's 500 Index losing 10%, and the NASDAQ Composite falling 39%. We are very happy to report that the Greenspring Fund performed strongly in this environment, gaining 15.64% for the year, including the reinvestment of all dividend distributions.








           Lipper      Lipper              Lipper
           Mid-Cap    Small-Cap  Russell  Balanced  Greenspring
         Value Index Value Index  2000   Fund Index    Fund
12/31/90    $10,000   $10,000   $10,000  $10,000    $10,000
03/31/91     11,698    12,156    12,973   11,041     11,006
06/30/91     11,698    12,189    12,767   11,071     11,405
09/30/91     12,401    12,953    13,811   11,770     11,572
12/31/91     12,773    13,888    14,604   12,583     11,934
03/31/92     13,229    15,023    15,698   12,434     12,325
06/30/92     13,074    14,398    14,624   12,633     12,469
09/30/92     13,430    14,733    15,045   13,031     13,198
12/31/92     14,429    16,345    17,293   13,521     13,905
03/31/93     15,142    17,205    18,031   14,158     15,039
06/30/93     15,319    17,215    18,426   14,448     15,199
09/30/93     15,993    18,334    20,038   14,977     15,867
12/31/93     16,423    18,971    20,557   15,139     15,942
03/31/94     15,899    18,993    20,011   14,677     16,283
06/30/94     15,685    18,726    19,228   14,565     16,293
09/30/94     16,521    19,501    20,564   14,992     16,608
12/31/94     16,209    18,838    20,184   14,829     16,394
03/31/95     17,064    19,757    21,117   15,724     17,295
06/30/95     18,216    21,288    23,097   16,825     18,483
09/30/95     19,615    22,881    25,379   17,729     19,109
12/31/95     20,045    22,869    25,930   18,521     19,474
03/31/96     21,051    24,088    27,252   18,936     20,626
06/30/96     21,918    25,237    28,615   19,320     20,936
09/30/96     22,569    25,467    28,712   19,830     21,938
12/31/96     24,036    27,494    30,205   20,939     23,885
03/31/97     23,587    27,447    28,644   21,037     24,633
06/30/97     26,568    31,446    33,287   23,305     26,835
09/30/97     30,086    35,987    38,240   24,804     29,144
12/31/97     29,484    35,415    36,959   25,191     29,604
03/31/98     32,430    38,595    40,677   27,183     30,949
06/30/98     31,402    36,897    38,782   27,596     29,309
09/30/98     25,376    29,665    30,967   25,999     23,578
12/31/98     28,979    33,038    36,018   28,991     24,876
03/31/99     27,828    29,559    34,066   29,455     23,454
06/30/99     31,399    34,965    39,363   30,777     25,973
09/30/99     29,094    32,312    36,875   29,503     24,712
12/31/99     32,437    33,662    43,675   31,592     25,533
03/31/00     33,770    34,874    46,767   32,533     25,301
06/30/00     33,075    35,293    44,999   32,143     26,859
09/30/00     35,135    37,728    45,499   32,783     28,636
12/31/00     35,873    39,048    42,355   32,350     29,527




Our average annual returns for the one, five and ten year periods ended December 31, 2000 were 15.64%, 8.68% and 11.44%, respectively. Average annual returns for more than one year assume a compounded rate of return and are not year-by-year results, which fluctuated over the periods shown. Past performance is not predictive of future performance.


                              MANAGEMENT

Portfolio Management. Charles vK. Carlson has been the portfolio manager of the Fund since January 1987. He is also President and Director of Corbyn Investment Management, Inc. Mr. Carlson graduated from The Johns Hopkins University with a degree in Political Economy. He received his Chartered Financial Analyst designation in 1986.

Investment Adviser. Corbyn Investment Management, Inc. ("Corbyn"), is our investment adviser. Corbyn, located at 2330 West Joppa Road, Suite 108, Lutherville, Maryland 21093, is an investment adviser providing investment management services for pension funds, endowments and individuals since 1973. Subject to the supervision of our Board of Directors, Corbyn places our orders to purchase and sell securities and provides us with a program of continuous investment management.

For the year ended December 31, 2000, we paid Corbyn a management fee at an annual rate of 0.75% of our average daily net assets.

Administrator. Corbyn is also our administrator. Corbyn provides us with administrative services and personnel for fund accounting, regulatory reporting and other administrative matters.

As of April 1, 2001, Corbyn had discretionary authority over individual accounts holding 22% of our shares. Corbyn may be deemed to have a controlling interest in the Fund, but maintains that it does not control the Fund.


                 DETERMINATION OF NET ASSET VALUE

Pricing of Shares. We value our securities using price quotes from the principal market in which they trade. If a market quote is not available, we value the security at fair market value as determined in good faith by our Adviser as directed by our Board of Directors.

We value short-term investments at amortized cost, which approximates fair market value.

Share Price. We calculate our share price (commonly referred to as net asset value or "NAV") each day the New York Stock Exchange (the "Exchange") is open for business. We will not calculate our share price on a day the Exchange is closed for a national holiday. We compute our share price by subtracting our total liabilities (accrued expenses and other liabilities) from our total assets (investments, receivables and other assets) and dividing by the total number of shares outstanding.

Our net asset value is listed in the Wall Street Journal, most major newspapers and on the home page of our web site, www.greenspringfund.com. You can also call PFPC at (800) 576-
7498 and listen to the daily recording.

We must receive your order before the close of regular trading on the Exchange (generally 4:00 p.m., Eastern Standard Time unless the Exchange closes early) for you to receive that day's closing net asset value. If we receive your order after the close of regular trading on the Exchange, you will receive the next day's closing net asset value.


                     YOUR GREENSPRING FUND ACCOUNT

Purchase of Shares.  We offer the following types of accounts:

Type of Account                Minimum Initial Investment

Individual/Joint                      $2,000
Trust                                 $2,000
Corporate/Partnership/Other           $2,000
Gift to Minor                         $1,000
Automatic Investment Plan             $1,000
Systematic Withdrawal Plan           $10,000
Traditional/Roth/Simple/SEP IRA       $1,000

Initial Investment. You can send a completed application and check payable to the Greenspring Fund, Incorporated to:

Regular Mail            Overnight Mail
Greenspring Fund        Greenspring Fund
c/o PFPC, Inc.          c/o PFPC, Inc.
P.O. Box 8997           400 Bellevue Parkway
Wilmington, DE 19899    Wilmington, DE 19809

We accept checks drawn in U.S. currency on a U.S bank. We do not accept cash, credit cards, third party checks (except for rollover accounts) or checks drawn on foreign banks.

You can also make an initial investment by wiring funds to PFPC
Trust Company. PFPC will charge a fee of $7.50 for this service.
Wiring instructions are:

	PFPC, Inc.
	c/o PFPC Trust Company
	Philadelphia, PA
	ABA #031-0000-53
	DDA #86-0172-6639
	For credit to the Greenspring Fund
	Further credit (your name)
	Your Greenspring Fund account number

Before wiring your funds, please call PFPC at (800) 576-7498 to establish an account number. After speaking with a customer service representative, fax your completed application to (302)
791-4176.

Additional Investments. You can purchase additional shares by mailing a check, (minimum of $100), payable to the Greenspring Fund, together with:
*the detachable investment slip from your account statement or *a letter indicating the amount of your purchase, your account number and the name in which your account is registered

You can also wire funds as described above. We may reject any purchase of additional shares below $100.

We do not accept telephone orders for the purchase of shares. We make some exceptions for brokerage firms with whom we have
certain operating relationships.   We authorize these brokerage
firms to accept orders from their clients on our behalf until the close of the Exchange. The brokers must transmit the order to PFPC by 8:00 p.m. Eastern Standard Time to receive that day's closing share price. We can modify, limit or terminate our telephone order procedures anytime.

Automatic Investment Plan. You can purchase shares on a monthly basis through an arrangement with your bank and PFPC. PFPC will deduct a predetermined amount from your bank account on or about the 20th of each month. The minimum amount is $100. You will receive a Statement of Account reflecting this purchase and your bank account will reflect the charge. To participate in this plan, please fill out the Automatic Investment Plan section on the Account Registration Form and mail it to PFPC. Please verify that your bank is able to accept Automated Clearing House ("ACH") transactions and/or is a member of an ACH association. Your monthly investment normally becomes active within 30 days after we receive your application.

Confirmation of Transactions. You will receive a Statement of Account confirming each transaction made. The Statement of Account shows the date of the transaction, the number of shares purchased, the share price and the total balance of shares in your account. Please review your Statement of Account and report any discrepancies to PFPC immediately.

Other Purchase Information. We can decline a purchase order if accepting the order would not be in the best interest of existing shareholders.

You will be responsible for any loss incurred if your check or wire does not clear your bank. If you are an existing shareholder, we reserve the right to redeem shares from any identically registered account as reimbursement for the loss.

We do not issue certificates representing shares purchased unless specifically requested in writing.

If you purchase our shares through a broker, bank or other service provider, you will receive confirmation of your purchase from them. We will not have records of your transactions. A broker, bank or other service provider may impose charges for its services, have different minimums for first-time or additional investments or impose other restrictions that are not applicable if you purchase shares directly from us.

Redemption of Shares. You can redeem shares any day the Exchange is open for business. You can redeem up to $25,000 by telephone
(if previously authorized on your account) or by fax. Any redemption over $25,000 must:
*be in writing
*have your original signature
*be signature guaranteed
*be mailed or sent by overnight delivery

We make exceptions for certain brokerage firms with whom we have operating relationships.

Your proceeds will be mailed to you within seven days of your redemption request. If you are redeeming shares recently purchased by check, your proceeds may be delayed until your check has cleared, which may take up to fifteen days after the purchase date.

Telephone Redemptions. You can redeem up to $25,000 (if previously set up on your account) by calling PFPC at (800) 576-7498 before the close of the Exchange. If you wish to set up telephone redemption privileges on your account, please fill out the appropriate section on the Account Registration Form or send a letter to PFPC. You must provide certain information to PFPC on a recorded line to protect your account from any fraudulent instructions. Your proceeds will be mailed to the address of record. If you request your proceeds to be sent by wire, PFPC will only wire to your bank of record.

We will not be responsible for the authenticity of your instructions if reasonable security procedures are followed. If reasonable security procedures are not followed, we may be liable for any losses. We can modify, limit or terminate our telephone procedures at anytime.

Letter of Redemption. You can redeem shares by mailing a letter to PFPC with the following information:
*your account number
*the dollar value, or number of shares, you wish to redeem
*the preferred method of payment, whether by check, ACH or wire (if by ACH or wire, enclose proper banking information)
*your signature and the signature of anyone else listed on the account
*a signature guarantee if the dollar value of the redemption is over $25,000
*any supporting legal documentation that may be required
*any outstanding certificates representing shares to be redeemed

You may fax your redemption request if it is $25,000 or less and no signature guarantee is required. PFPC's fax number is (302)
791-4176. We will not accept a faxed redemption request for an amount greater than $25,000.

Systematic Withdrawal Plan. You can authorize PFPC to automatically redeem a predetermined number of shares or dollar value from your account on or about the 25th of each month or quarter-end. You must have a minimum of $10,000 in your account to begin this plan. You can redeem a minimum of $100 each month or quarter. To participate in this plan, please fill out the Systematic Withdrawal Plan section on the Account Registration Form and mail it to PFPC.

Dividends and Distributions. Each year, we distribute substantially all of our net investment income and realized capital gains, if any. We declare dividends in July and December. Capital gains, if any, are declared in December. Dividends are derived from dividend and interest income we receive from securities in the portfolio. Capital gains are derived from selling a security at a price higher than our cost. You can elect how you wish to receive your dividends and capital gains on your Account Registration Form or by letter. You have the following options:
*reinvest all dividends and capital gains
*receive dividends in cash and reinvest capital gains
*reinvest dividends and receive capital gains in cash
*receive all dividends and capital gains in cash

If you decide to receive your dividends and capital gains in cash, you may choose one of the following methods of payment:
*check
*ACH (electronically credited to your bank account)
*wire transfer (for a fee of $7.50)

If the post office cannot deliver your check to your address of record or your check remains uncashed for six months, we will cancel your check and reinvest the proceeds into your account at the net asset value on the date of cancellation. We will not accrue interest on your uncashed distribution. Thereafter, we will automatically reinvest your future dividends and capital gains.

You may want to avoid purchasing shares shortly before a distribution because a portion of the purchase price represents the pending distribution. Please inquire about our distribution schedule.

Taxes. If you have a taxable account, you will be taxed on any dividends and capital gains regardless if they are paid in cash or reinvested into your account. Dividends and short-term capital gain distributions will be taxed as ordinary income. Long-term capital gain distributions will be taxed at long-term
capital gain rates.   We will inform you of the amount and nature
of such income or gains.

You will be taxed on any redemption of shares. You will recognize a capital gain or loss in an amount equal to the difference between your cost basis and the proceeds received. Your gain or loss will be characterized as short- or long-term depending on how long you have owned the shares. The wash sale rule prevents you from recognizing a loss if you purchase identical shares within 30 days before or after the date of redemption.

You may be subject to backup withholding if:
*you furnish an incorrect tax identification number
*the IRS notifies us that you are subject to backup withholding
*you fail to certify that you are not subject to backup withholding
*you live outside the U.S. and are not a U.S. citizen

You may also be subject to state and local taxes. Please consult a tax adviser with specific questions.


                 SHAREHOLDER AND ACCOUNT POLICIES

Signature Guarantee. Signature guarantees are required to protect your account from fraud. You must provide a signature guarantee for the following:
*a redemption request over $25,000
*a redemption request within 30 days of an address change
*a redemption request where the proceeds are mailed to an address different from your address of record
*a redemption request where the proceeds are wired to a bank or brokerage account different from your bank or brokerage account of record
*a redemption request where the proceeds are payable to someone other than you
*any request to transfer redemption proceeds to an account with a registration different from yours
*to add or change wire instructions
*to change your name due to marriage or divorce
*to add or change a TOD beneficiary

You can obtain a signature guarantee from a bank, broker-dealer, credit union, any securities exchange or association, clearing agency, savings association or trust company. A notary public can not provide a signature guarantee.

Redemptions in Kind. We normally pay all redemptions in cash, but we can fulfill a redemption request with payment in whole or in part in the form of our portfolio securities.

Minimum Account Balance. We reserve the right to automatically redeem your account and mail you the proceeds if your balance is below $1,000 due to redemptions during the year. We will not redeem your account if your balance is below $1,000 due to market conditions. We will notify you in writing 60 days prior to the redemption of your account.

Incorrect Tax Identification Number. We reserve the right to automatically redeem your account if you furnish an incorrect social security or tax identification number. We will notify you in writing 30 days prior to the redemption of your account.

Temporary Suspension of Redemptions. We can temporarily suspend any redemption requests in case of an emergency as directed by the Securities and Exchange Commission.

Shareholder Inquiries. You can access information on your account 24 hours a day, seven days a week from any touch-tone phone. Simply call (800) 576-7498 and follow the menu instructions. You can reach a customer service representative at
(800) 576-7498 between the hours of 8:30 a.m. and 6:00 p.m.
Eastern Standard Time during any business day.

Change of Address. You can change the address on your account by calling PFPC. PFPC will mail a confirmation of your change of address to both your old and new address.

Householding. We will mail you an Annual and Semi-Annual report that will include the portfolio manager's comments on his strategies and results, along with a list of current portfolio holdings and financial statements. These reports will also be available on our web site, www.greenspringfund.com. To reduce expenses, we mail one report to each household regardless of the number of accounts registered to the household. You can request additional copies at no extra charge.



                      FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand our financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in our Annual Report, which is available upon request.


                 GREENSPRING FUND, INCORPORATED
                      FINANCIAL HIGHLIGHTS
        (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                       2000    1999   1998    1997    1996
Net Asset Value, Beginning of Period  $15.41  $16.10 $20.04  $17.24  $15.05

Income From Investment Operations
Net Investment Income                   0.85    1.16   0.76    0.50    0.74
Net Realized and Unrealized
Gain/Loss on Investments                1.51   (0.73) (3.91)   3.58    2.60

Total From Investment Operations        2.36    0.43  (3.15)   4.08    3.34

Less Distributions
Net Investment Income                  (0.79)  (1.12) (0.75)  (0.67)  (0.59)
Net Realized Gain on Investments       (  - )  (  - ) (0.04)  (0.60)  (0.56)
Distributions in Excess of Net
Investment Income                      (  - )  (  - ) (  - )  (0.01)  (  - )

Total Distributions                    (0.79)  (1.12) (0.79)  (1.28)  (1.15)

Net Asset Value, End of Period        $16.98   $15.41 $16.10  $20.04  $17.24

Total Return                          15.64%    2.64% (15.97%)23.95%  22.65%

Ratios/Supplemental Data

Net Assets, End of Period (000's)    $46.717 $60,813 $113,884 $181,214 $91,492

Ratio of Expenses to Average
Net Assets                             1.24%   1.08%   1.01%    1.00%    1.04%

Ratio of Net Investment Income to
Average Net Assets                     4.83%   6.10%   3.77%    3.10%    4.69%

Portfolio Turnover                    100.78% 91.27%  71.62%   46.17%   60.74%

                        GREENSPRING FUND, INCORPORTED
                      2330 West Joppa Road, Suite 110
                          Lutherville, MD 21093
                              (410) 823-5353
                              (800) 366-3863
                          www.greenspringfund.com

The Statement of Additional Information includes additional information about the Greenspring Fund.

Additional information about our investments is available in our
Semi-Annual  and Annual Reports.   The Annual Report discusses
the market conditions and investment strategies that significantly affected our performance during 2000.

You can obtain a free copy of our Statement of Additional
Information and semi-annual reports from the SEC's internet site at http://www.sec.gov, from our internet site at www.greenspringfund.com, by e-mailing us at greenspring@corbyn.com, or by calling us at (800) 366-3863.

Information about the Fund (including the Statement of Additional Information) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. or may be obtained, upon payment of a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the Commission at (202) 942-8090.

If you have questions regarding your account, call Shareholder
Services at (800) 576-7498.













                                  DIRECTORS
                       Charles vK. Carlson, Chairman
                            William E. Carlson
                                 David T. Fu
                            Michael J. Fusting
                            Michael T. Godack
                            Richard Hynson, Jr.
                            Michael P. O'Boyle

                                  OFFICERS
                            Charles vK. Carlson
                   President and Chief Executive Officer

                            Michael T. Godack
             Sr. Vice President and Chief Compliance Officer

                            Michael J. Fusting
             Sr. Vice President and Chief Financial Officer

                          Elizabeth Agresta Swam
                          Secretary and Treasurer

                           INVESTMENT ADVISER
                  Corbyn Investment Management, Inc.
                  2330 West Joppa Road, Suite 108
                          Lutherville, MD 21093

                             TRANSFER AGENT
                                PFPC, Inc.
                          400 Bellevue Parkway
                          Wilmington, DE 19809
                             (800) 576-7498

                              ADMINISTRATOR
                    Corbyn Investment Management, Inc.
                    2330 West Joppa Road, Suite 108
                          Lutherville, MD 21093

                                CUSTODIAN
                           PFPC Trust Company
                           8800 Tinicum Blvd.
                          Third Floor, Suite 200
                          Philadelphia, PA 19153

                          INDEPENDENT ACCOUNTANTS
                         PricewaterhouseCoopers LLP
                            250 W. Pratt Street
                            Baltimore, MD 21201

                               LEGAL COUNSEL
                        Kirkpatrick & Lockhart LLP
                      1800 Massachusetts Avenue, N.W.
                                 2nd Floor
                        Washington, DC 20036-1800

                         SEC File Number:  811-3627



                       GREENSPRING FUND, INCORPORATED
                                 (the "Fund")

                              FORM N-1A, PART B

                    STATEMENT OF ADDITIONAL INFORMATION














The Statement of Additional Information is not a prospectus. It should be read in conjunction with the Fund's Prospectus dated May 1, 2001. Our Prospectus is available on our web site, www.greenspringfund.com. You can also request a Prospectus by calling the Fund at (410) 823-5353 or (800) 366-3863 or by writing to Greenspring Fund, Incorporated, 2330 West Joppa Road, Suite 110, Lutherville, Maryland 21093-4641. The Fund's financial statements for the year ended December 31, 2000 and the report of independent accountants are included in the Fund's Annual Report and are hereby incorporated by reference. The Annual Report is also available on our web site or can be requested, without charge, by calling (800) 366-3863.

This Statement of Additional Information is dated May 1, 2001.

                           TABLE OF CONTENTS



Organization                                                    2

Description of the Fund and Its Investments and Risks (see also
pages 5 - 8 in Prospectus)                                      2

Management of the Fund (see also pages 9 - 10 in Prospectus)    5

Control Persons and Principal Holders of Securities             7

Investment Advisory  and Other Services                         7

Brokerage Allocation                                            8

Capital Stock                                                   8

Purchase, Redemption and Pricing of the Fund's Shares (see also
pages 10 - 16 in Prospectus)                                    8

Taxes (see also pages 17 - 18 in Prospectus)                    9

Total Return Performance                                       10

Financial Statements                                           10

Appendix                                                       11

                              Organization

Greenspring Fund, Incorporated was incorporated under the laws of
the State of Maryland in October 1982.   The Fund first offered
its shares to the public on July 1, 1983.

           Description of the Fund and Its Investments and Risks

Description. The Fund is an open-end, diversified investment management company.

Investment Strategies. The Fund primarily invests in companies whose stocks it considers undervalued relative to their peers or the general market. The Fund also invests in companies in the process of financial restructurings, reorganizations, corporate turnarounds, and liquidations.

Investment Risks. The Fund invests in companies that it considers to be undervalued relative to their peers or the
general market.   However, there is the risk that these value
stocks may not reach what the portfolio manager believes is its full value. Bonds have two main sources of risk, which are interest rate risk and credit risk. Interest rate risk is the chance that interest rates may rise causing bond prices to fall. Credit risk is the chance that a bond's credit rating could be downgraded because of some adverse business event, which reduces its ability to make timely payments of principal and interest.

Fundamental Policies. The Fund's fundamental policies may not be changed without the approval of the lesser of (1) 67% of the Fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

1)	purchase any securities which would cause
more than 5% of its total assets at the time of such purchase to be invested in the securities of any issuer, except the U.S. Government; provided that up to 25% of its total assets may be invested without regard to such limitation; and the Fund may not purchase any securities which would cause the Fund at the time of purchase to own more than 10 percent of the outstanding voting securities of an issuer;

2)	purchase any securities which would cause
more than 25% of its total assets at the time of such purchase to be concentrated in the securities of issuers engaged in any one industry;

3)	invest in companies for the purpose of exercising
management or control;

4)	purchase or sell real estate, although it may
invest in securities representing interests in real estate or fixed income obligations directly or indirectly secured by real estate and the securities of companies whose business involves the purchase or sale of real estate;

5)	purchase or sell commodities or commodity contracts;

6)	purchase securities on margin or effect short sales of
securities;

7)	make loans, except that it may acquire
debentures, notes and other debt securities that are traded or able to be traded pursuant to legal provisions allowing for the resale of securities;

8)	borrow money, except for temporary emergency
purposes, and then only in amounts not exceeding the lesser of 10% of its total assets valued at cost or 5% of its total assets valued at market;

9)	mortgage, pledge or hypothecate securities;

10)	act as securities underwriter, except to the
extent that it may be regarded as a statuatory underwriter upon disposition of any of its securities for purposes of the Securities Act of 1933;

11)	deal with any of its officers or directors or
with any firm of which any of its officers or directors is an officer, director or member as principal in the purchase or sale of portfolio securities; or effect portfolio transactions through any such officer, director or firm as agent or broker unless the Fund pays no more than the customary brokerage charges for such services;

12)	issue any obligations, bonds, notes or other
senior securities except as otherwise allowed by the foregoing restrictions.

Investment Program. The Fund invests in a combination of common stocks, preferred stocks, bonds (which may be high yield), convertible bonds, government securities, and money market instruments. The Fund also reserves the right to invest in repurchase agreements, foreign securities, write or purchase call options (covered or uncovered), and write or purchase put options. The Fund normally limits its investment in a specific security to 5% of total Fund assets at the time of purchase. The Fund also limits its concentration in one particular industry to less than 25% of total Fund assets at the time of purchase.

Repurchase Agreements. The Fund may invest in repurchase agreements either for temporary defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a money market instrument from a domestic bank or broker-dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument.

The use of repurchase agreements involves certain risks. If the seller of a security under an agreement defaults on its obligation to repurchase the underlying security at a time when the value of this security has declined, the seller may incur a loss upon disposition of it. If the seller becomes insolvent and subject to liquidation or reorganization under bankruptcy, a court may determine that the underlying security is collateral for a loan by the Fund and therefore subject to sale by the trustee in bankruptcy. It is expected that these risks can be controlled through careful monitoring procedures.

Options. The Fund may purchase and sell both call options and put options that are listed on an organized securities exchange. Although these investment practices will be used primarily in a hedging function to reduce principal fluctuations or to generate additional income, they do involve certain risks which are different in some respects from the investment risks associated with similar funds which do not engage in such activities. The Fund will not write an option, if, as a result, the aggregate market value of all portfolio securities covered by call options or subject to put options exceeds 25% of the market value of the Fund's net assets.

Call Options. A call option is a short-term contract pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer ("seller") of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. A writer is required to deposit in escrow the underlying security or other assets in order to secure his obligation to deliver the underlying security.

The Fund may write ("sell") covered call options for the purpose of reducing the effect of price fluctuations of the securities owned by the Fund. Options will be sold on the basis of investment considerations consistent with the Fund's investment objectives. These options will generally be written on securities which, in the opinion of the Fund, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

The Fund may sell uncovered call options. In writing an uncovered call option, the writer obligates itself to deliver the underlying security at the exercise price, even though, at the time the option is written, it does not own the underlying security. Once the option has been written, the Fund will establish and maintain for the term of the option a segregated account consisting of cash and U.S. government securities equal to the fluctuating market value of the underlying securities. If the holder of the option wishes to exercise its option to buy the underlying security from the writer, the writer must make arrangements to purchase and deliver the underlying security.

There are risks involved when writing uncovered equity call options. The writer assumes the risk of an increase in the price of the underlying security above the exercise price so long as his obligation as a writer continues. Should this increase occur, the writer may be issued a notice to exercise the option and would therefore be required to sell the underlying security at the exercise price which may be less than the price it must pay or may have paid to acquire the security, thereby reducing its profit or incurring a loss.

The Fund may purchase call options, which may give the Fund the right to buy an underlying security at the exercise price any time during the option period. The Fund will not commit more that 5% of its total assets at the time of purchase to the purchasing of call options. The Fund may purchase a call option for the purpose of acquiring an underlying security for its portfolio. This would give the Fund the ability to fix its cost of acquiring the stock at the exercise price of the call option plus the premium paid, which at times may cost the Fund less than purchasing the security directly. The Fund is also partially protected from any unexpected decline in the market price of the underlying security as long as it holds the option and, therefore, can allow the option to expire, incurring a loss only to the extent of the premium paid for the option. The Fund may also purchase a closing call to liquidate a position and to extinguish its obligation pursuant to a call it has sold.

Put Options. The Fund may write ("sell") put options, which give the holder of the options the right to sell and the Fund the obligation to buy the underlying security at the exercise price during the option period. The Fund will generally write put options when it wishes to purchase the underlying security at a price lower than the current market price of the security. The Fund will provide that such options will be offset at the time of the sale by a segregated account consisting of cash, U.S. Government securities or high-grade debt securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put. This amount must be maintained until the put is exercised, has expired or the Fund has purchased a closing put, which is a put of the same series as the one previously sold. The risk in writing put options is that the market price of the underlying security declines below the exercise price less the premiums received.

The Fund may purchase put options, which give the Fund the right to sell the underlying security at the exercise price at any time during the option period. Put options may be purchased for defensive purposes in order to protect against an anticipated decline in the value of its securities. This protection would be provided only during the life of the option when the Fund, as the holder of the option, is able to sell the underlying security at the put exercise price regardless of that security's current market price. Purchasing put options involves the risk of losing the entire premium (purchase price of the option). No more that 5% of the Fund's total net assets, at the time of purchase, will be committed to the purchasing of put options.

Non-Investment Grade Debt Securities. The Fund may invest in non-investment grade debt securities. The total return and yield of non-investment grade debt securities, commonly referred to as "high yield" bonds, can be expected to fluctuate more than the total return and yield of investment grade debt securities, but not as much as those of common stock. High yield bonds (those rated below BBB or Baa or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.

The high yield bond market's growth has paralleled a long economic expansion and has not weathered a recession in its present size and form. An economic downturn or increase in interest rates is likely to have a negative effect on the high yield securities market and on the value of these securities in the Fund's portfolio, as well as the ability of the issuers to repay principal and interest. Securities of companies in reorganization proceedings are relatively unaffected by such events or by changes in prevailing interest rates. Adverse publicity and investor perceptions, whether or not based upon rational analysis, may also affect the value and liquidity of high yield bonds.

The market for high yield bonds may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities are sold. If market quotations are not available, high yield bonds will be valued in accordance with standards established by the Board of Directors, including the use of outside pricing services. Judgment plays a greater role in valuing high yield bonds than is the case for securities for which more external sources for quotations and last-sale information is available. To the extent the Fund owns illiquid or restricted high yield bonds, these bonds may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

The economy and interest rates affect high yield bonds differently from other securities. The prices and, therefore, yields of these bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. High yield bonds are subject to a greater risk of default than high-grade debt securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to obtain additional financing. If the issuer of a debt security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Fund's asset value. Furthermore, in the case of high yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and, thereby, tend to be more speculative and volatile than securities which pay interest periodically and in cash.

High yield bonds present risks based on payment expectations. These bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond's value will decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high yield bonds than in the case of investment grade debt securities.

The following table illustrates the percentage of our total investments during 2000 represented by 1) bonds rated by S & P and Moody's, separated into each applicable rating category by monthly dollar weighted average and 2) bonds not rated, which is not necessarily an unfavorable rating. The composition of the bonds held during 2000 is not an indication of the future composition of the portfolio.

                 Rating Categories

S & P            Moody's            Percentage
AAA               Aaa                   0%
A                                       0%
BBB                                    3.59%
                  Baa                   0%
BB                                     2.01%
                  Ba                   5.60%
B                                     14.29%
                  B                   14.81%
CCC                                    1.71%
                  Caa                  0.88%
Unrated                                8.61%
                  Unrated              9.79%

Foreign Securities. The Fund may invest in securities principally traded in markets outside the United States. Investments in foreign securities involve the risk of fluctuations in the value of the currencies in which the foreign securities are denominated. Such a fluctuation could make the security worth less in U.S. dollars even though its worth is more in its home country. Investments in foreign securities may also be subject to local economic or political risks such as political instability of some foreign governments and the possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments and limitations on the removal of funds or other assets of the Fund. There also may be less publicly available information about foreign securities and governments than domestic ones. Foreign securities are generally not registered with the Securities and Exchange Commission and are generally not subject to the regulatory controls imposed on domestic securities. Securities of some foreign companies are less liquid and more volatile than securities of domestic companies and incur higher custodian charges.

Portfolio Turnover. While the Fund generally invests in securities for the purpose of seeking long-term capital gains, the Fund's investment philosophy may dictate the frequent realization of short-term gains and losses, which may result in a portfolio turnover rate higher than other mutual funds. The portfolio turnover rate for 2000 and 1999 was 100.78% and 91.27%, respectively.

       	          Management of the Fund

The Board of Directors supervises the management of the Fund.
The following list summarizes information on the officers and directors of the Fund for the past five years. Unless otherwise noted, the address of each is 2330 West Joppa Road, Suite 110, Lutherville, Maryland 21093-4641. The Fund's directors who are considered "interested persons" as that term is defined under
Section 2(a)(19) of the Investment Company Act of 1940 are noted with an asterisk (*). The individuals so noted are "interested persons" on the basis of their positions with the Fund's investment adviser, Corbyn Investment Management, Inc. ("Corbyn") except that Mr. William E. Carlson is an "interested person" by virtue of his familial relationship with Charles vK. Carlson (brothers).

                      Position(s) Held    Principal Occupation(s)
Name, Address, Age    with Registrant     During Past Five Years

Charles vK. Carlson,  President, Chairman President and Director
CFA*                  of the Board and    of the Fund's Adviser.
Age 41                Chief Executive
                      Officer

William E. Carlson*   Director             President of Shapiro
Age 43                                     Sher & Guinot
                                          (formerly Shapiro and
                                           Olander)(a law firm)
                                           since February 1999;
                                           Partner of Shapiro
                                           Sher and Guinot from
                                           February 1990 to
                                           present.

David T. Fu            Director            President of Telecom
                                           Practice (provides
                                           information technology
                                           services to the
                                           telecommunications
                                           industry and is a
                                           subsidiary of Iconixx
                                           Corp.) from November
                                           2000 to present.  Vice
                                           Present of Business
                                           Development of Iconixx
                                           Corp. (a web strategy,
                                           design and development
                                           firm)(formerly
                                           Empyrean Group, a
                                           consolidator of
                                           information technology
                                           service companies)
                                           from November 1998 to
                                           November 2000.
                                           Managing Director of
                                           Galway Partners L.L.C.
                                           (a merchant bank) from
                                           January 1995 to
                                           October 1998.

Michael J. Fusting*   Sr. Vice President,  Managing Director
Age 40                Chief Financial      of the Fund's
                      Officer and          Adviser.
                      Director

Michael T. Godack*    Sr. Vice President,  Managing Director
Age 47                Chief Compliance     of the Fund's
                      Officer and          Adviser.

Richard Hynson, Jr.*  Director             Sr. Vice President
                                           and Managing Director
                                           of the Fund's Adviser.

Michael P. O'Boyle    Director             Executive Vice
Age 44                                     and Chief Financial
                                           Officer of MedStar
                                           Health (a non-profit,
                                           community-based health
                                           care organization
                                           serving the Baltimore-
                                           Washington region)
                                           from April 1999 to
                                           present.  Sr. Vice
                                           President of Business
                                           and System Development
                                           from July 1998 to
                                           April 1999.  Chief
                                           Financial Officer for
                                           Medlantic Healthcare
                                           Group from September
                                           1991 to July 1998.

Elizabeth A. Swam      Secretary and       Administrator of the
Age 33                 Treasurer           Fund.

Independent directors and directors who are not employees of the Fund or companies affiliated with the Fund are compensated $1,000 for attending the annual Board of Directors meeting plus $350 for each other meeting attended. Such fees are subject to adjustment in the future upon appropriate action by the Board of Directors. Directors, as well as officers, who are "interested persons" of the Fund are not compensated by the Fund, but may be compensated by Corbyn.

The Fund and its Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940. These codes of ethics allow personnel to invest on a last in and last out basis for securities which are also purchased or sold for the Fund or its Adviser. Therefore, a buying or selling interest on the part of the personnel will not affect the price paid or received by the Fund for any security. The codes of ethics provide that no personnel who is aware that the Fund or its Adviser is purchasing or selling a particular security, or that the Fund or its Adviser has such a purchase of sale under consideration, shall enter an order for the purchase or sale of such security until after the Fund's or it Adviser's transactions in that security have been completed.

	Control Persons and Principal Holders of Securities

As of April 1, 2001, the following shareholders are the recordholders of 5% or more of the outstanding shares of the
Fund:

Name/Address   Amount/Nature of Ownership Percentage of Ownership
CorbynInvestment
Management, Inc.         615,398                  22%
2330 West Joppa Road,    Record
Suite 108
Lutherville, MD 21093

CharlesSchwab            367,955                  13%
& Co., Inc.              Record
101 Montgomery Street
San Francisco, CA 94104

As of April 1, 2001, the officers and directors of the Fund, as a group, beneficially and of record owned, directly or indirectly, approximately 66,986 shares of the Fund, representing approximately 2% of the Fund's outstanding shares.

	              Investment Advisory and Other Services

Investment Adviser.  Corbyn Investment Management, Inc., is the
Fund's Adviser and is located at 2330 West Joppa Road, Suite 108,
Lutherville, Maryland 21093. Corbyn was organized in 1973 and provides investment management services for pension funds, endowments and individuals.

Subject to the supervision of the Board of Directors of the Fund, the Adviser will make investment decisions for the Fund, place orders to purchase and sell securities for the Fund and provide a program of continuous investment management for the Fund. The Adviser shall pay the compensation and expenses of all of its directors, officers and employees who serve as officers and executive employees of the Fund (including the Fund's share of payroll taxes for such persons), and the Adviser shall make available, without expense to the Fund, the services of its directors, officers and employees who may be duly-elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law. The Adviser will furnish, without cost to the Fund, or provide and pay the cost of, such office facilities, furnishings and office equipment as may be required by the Fund.

The Fund compensates the Adviser at the end of each calendar month with a fee computed daily of .75% of average daily net assets up to $250,000,000, .70% of average daily net assets between $250,000,000 and $500,000,000 and .65% of average daily net assets in excess of $500,000,000.

The investment advisory fees paid by the Fund for the years 1998, 1999 and 2000 were $1,249,348, $613,414 and $363,206, respectively.

Each year, the Advisory Agreement must be approved by a majority of the Board of Directors or by vote of the holders of a majority of the outstanding voting securities of the Fund. Additionally, the Agreement must be approved annually by a majority of the directors of the Fund who are not parties to the Agreement or "interested persons" of any such party (as defined in the 1940
Act) by votes cast in person at a meeting called for this purpose. The Agreement may be terminated at any time by the Board of Directors or by the vote of a majority of the outstanding voting securities of the Fund, without penalty, on 60 days written notice to the Adviser and will terminate
automatically in the event of its assignment.   The Adviser may
also terminate the Agreement by notifying the Fund 60 days prior to the termination date.

Administrator. Corbyn Investment Management, Inc. serves as the administrator of the Fund pursuant to an Administrative Services Agreement dated May 1, 1998. Corbyn is located at 2330 West Joppa Road, Suite 108, Lutherville, Maryland 21093. As administrator, Corbyn provides administrative services and personnel for fund accounting, regulatory reporting and other administrative matters.

The Fund compensates Corbyn with a monthly fee of $2,500 plus
 .04% of average daily net assets up to $250,000,000, .03% of average daily net assets between $250,000,000 and $500,000,000 and .025% of average daily net assets in excess of $500,000,000.

The administrative fees paid by the Fund for 1998, 1999 and 2000 were $60,397, $62,715 and $49,371, respectively.

Transfer Agent. PFPC, Inc. ("PFPC") is the transfer agent for the Fund. PFPC's address is 400 Bellevue Parkway, Suite 108,
Wilmington, Delaware 19809.

Custodian.  PFPC Trust Company is the custodian for the Fund.
PFPC Trust Company's address is 8800 Tinicum Boulevard, Third
Floor, Suite 200, Philadelphia, Pennsylvania 19153.

Independent Accountants. PricewaterhouseCoopers LLP ("PwC") is the independent accountant for the Fund. The financial statements for the year ended December 31, 2000 and the report of PwC are included in the Fund's Annual Report, which are incorporated by reference into this Statement of Additional
Information.

	                  Brokerage Allocation

Corbyn selects the brokerage firms used to complete securities transactions. Broker-dealers are selected to effect securities transactions for the Fund based on which can obtain the most favorable combination of price and execution for a transaction. The Fund does not base its execution decisions solely on whether the lowest possible commission can be obtained. Corbyn determines if the commission is reasonable relative to the value of the brokerage and research services provided for that particular transaction or for overall services provided. Corbyn evaluates the overall quality and reliability of broker-dealers and the services they provide, including their general execution capabilities.

The Fund will compare commissions charged on transactions to commissions charged by other brokers on similar transactions in order to ascertain that commissions are within a reasonable range. Corbyn may pay a higher brokerage commission to brokers who provide quality, comprehensive and frequent research studies that assist Corbyn in its investment-decision responsibilities. These services and data are provided in written form or electronic media, which are used by Corbyn in connection with its research of securities and execution of trades. Services provided by brokers include quotation services, computer databases and software, and other trade and industry publications. The benefits realized from research services and data received from brokerage institutions may be used by Corbyn in servicing all of its accounts however not all of these services may be used by the adviser in connection with the Fund. Obtaining a low commission is secondary to obtaining a favorable execution, which is usually more beneficial to the Fund.

With respect to securities traded only on the over-the-counter market, orders are executed on a principal basis with primary market makers in such securities, except when, in the opinion of Corbyn, the Fund may obtain better prices or executions on a commission basis. Portfolio transactions placed through dealers serving as primary market makers are effected at net prices, without commissions, but which include compensation in the form of a mark up or mark down.

For the years 1998, 1999 and 2000, the total brokerage commissions paid by the Fund were $286,565, $725,606 and $339,519, respectively. Total brokerage commissions were substantially higher in 1999 due to active portfolio trading. The Fund's officers and directors and Corbyn's officers, directors and shareholders are not affiliated with any brokers used by the Fund.

                          Capital Stock

The Fund has authorized 60,000,000 shares of $.01 par value common stock. All shares are of the same class, with equal rights and privileges. Each share is entitled to one vote and participates equally in dividends and distributions declared. The shares are fully paid and non-assessable when issued, are transferable, and have no preemptive, conversion, or exchange rights.

The Fund holds a Meeting of Shareholders when certain non-routine matters must be approved. However, if you own at least 10% of the Fund's outstanding shares, you may call a special meeting for the purpose of voting on the removal of any Fund director.

The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors may elect 100% of the directors if they choose to do so.

         Purchase, Redemption and Pricing of the Fund's Shares

Purchase of Shares. Shares of the Fund can be purchased any day the New York Stock Exchange (the "Exchange") is open for business. The Fund must receive your purchase order prior to the close of the Exchange for you to receive that day's closing net asset value. If your purchase order is received after the close of the Exchange, you will receive the next day's closing net asset value.

Net Asset Value Per Share. The Fund's shares of stock are purchased and redeemed at the Fund's current net asset value per share. The Fund determines the net asset value per share by subtracting its liabilities (accrued expenses and other liabilities) from its total assets (investments, receivables and other assets) and dividing by the total number of shares outstanding.

The net asset value per share is calculated as of the close of the regular session of the New York Stock Exchange each day the Exchange is open for business. The Exchange will be closed during 2001 on Saturdays and Sundays and on January 1 (New Year's
Day), January 15 (Martin Luther King, Jr. Day), February 19 (President's Day), April 13 (Good Friday), May 28 (Memorial Day), July 4 (Independence Day), September 3 (Labor Day), November 22 (Thanksgiving Day) and December 25 (Christmas).

Redemption in Kind. The Fund expects to make all redemptions in cash. The Fund reserves the right to fulfill a redemption request with a payment in whole or in part in the form of the Fund's portfolio securities. These securities would be valued the same way the securities are valued in calculating the net asset value of the Fund. The Fund is governed by Rule 18f-1 under the Investment Company Act of 1940. Therefore, the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

Pricing of Securities Being Offered. Securities traded primarily on a principal securities exchange are valued at the last reported sales price on the exchange of major listing. Securities which are traded principally in the over-the-counter market, listed securities for which no sale was reported on the day of valuation, listed securities for which the last reported sales price is not in the context of the highest closing bid price and the lowest closing offering price and listed securities whose primary market is believed by the Adviser to be over-the-counter are valued at the mean of the closing bid and asked prices.

Short-term investments are valued at amortized cost which approximates fair market value. The value of securities that either mature or have an announced call within 60 days will be amortized on a straightline basis from the market value one day preceding the beginning of the amortization period.

The Fund may invest in securities which are restricted as to public sale. Such securities are valued at fair value as determined in good faith by the Adviser as directed by the Board of Directors.

Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by the Adviser as directed by the Board of Directors.

                               Taxes

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code") as amended. To qualify as a regulated investment company, the Fund must (a) diversify its holdings so that at the end of each fiscal quarter (i) at least 50% of the value of the Fund's total assets must be represented by cash and cash equivalents, U.S. government securities, securities of other regulated investment companies and other securities, which does not include investments in the securities of any one issuer that represents more than 5% of the value of the Fund's total assets or more than 10% of the issuer's outstanding voting securities and (ii) not more than 25% of the value of the Fund's total assets invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer; (b) derive at least 90% of its gross income from dividends, interest, income from securities on loan and gains (without including losses) from the sale or other disposition of securities; and (c) distribute at least 90% of the Fund?s taxable income for the taxable year.

In addition, in each calendar year, the Fund is required to distribute the sum of 98% of the ordinary income earned in such calendar year, 98% of the realized capital gains earned in the 10-month period ending October 31 and any undistributed ordinary income and undistributed realized capital gains from the prior year or the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, amounts on which the Fund pays income tax are treated as distributed. For 2000, the Fund made the following distributions:

                  Ordinary Dividends Per Share $0.79

Dividends and distributions are generally taxable to shareholders in the year in which received. Dividends declared by the Fund in October, November or December of a calendar year, but paid during January of the following calendar year, will be treated as received by shareholders on December 31.

If, in any taxable year, the Fund should not qualify as a regulated investment company under the Code: (i) the Fund would be taxed at normal corporate rates on the entire amount of its taxable income, if any, without deduction for dividends or other distributions to shareholders; and (ii) the Fund's distributions to the extent made out of the Fund's current or accumulated earnings and profits would be taxable to shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends).

	                   Total Return Performance

The Fund's total return includes the reinvestment of all dividends and capital gains for the periods shown. Such performance information is based on historical results and is not intended to indicate future performance. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. In addition, the Fund may quote cumulative total returns reflecting the change in value of an investment over a stated period of time. The average annual total return of the Fund for the one, five and ten year periods ended December 31, 2000 was 15.64%,
8.68% and 11.44%, respectively.   The cumulative total return of
the Fund for the one, five and ten year periods ended December 31, 2000 was 15.64%, 51.62% and 195.27%, respectively.

                        Financial Statements

The following financial statements are incorporated by reference from the Registrant's Annual Report to Shareholders dated
December 31, 2000:
Portfolio of Investments, December 31, 2000
Statement of Assets and Liabilities, December
31, 2000
Statement of Operations for the Year Ended
December 31, 2000
Statement of Changes in Net Assets for the
Years Ended December 31, 2000 and 1999
Notes to Financial Statements, December 31,
2000
Financial Highlights Table for the Years
Ended December 31, 2000; 1999; 1998; 1997;
and 1996; Report of Independent Accountants
Performance Since Inception


                            APPENDIX A
               Description of Corporate Bond Ratings

Standard & Poor's Corporation

The bond ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources that it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of default, capacity and willingness of the
obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligations.

II.	Nature and provisions of the obligation.

III.	Protection afforded by, and relative position of, the
obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA - The highest rating assigned by Standard & Poor's with extremely strong capacity to pay interest and repay principal.

AA - Differs from the higher rated issues minimally with a very strong capacity to pay interest and repay principal.

A - Somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories with strong capacity to pay interest and repay principal.

BBB - Normally exhibits adequate protection parameters but adverse economic conditions or changing circumstances are more likely to weaken the capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B - While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions and are predominantly speculative with respect to paying interest and repaying principal.

CCC - Identifiable vulnerability to default and dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial and economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC, C - Subordinated to senior debt that is assigned an actual or implied "CCC" or "CCC-" rating. A "C" rated bond also may involve a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D - Involve a situation where interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period and may also involve the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's Investors Service, Inc.

Aaa - Judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Judged to be of high quality with minimal investment risk. They are rated lower than Aaa bonds because margins of protection may not be as large as Aaa securities or fluctuation of protective elements may be of greater amplitude or there may not be other elements present.
Consequently, the long-term risks appear somewhat larger than with Aaa securities.

A - Possess many favorable investment attributes with adequate security for repayment of principal and payment of interest; elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Neither highly protected nor poorly secured with interest payments and principal security appearing adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Judged to have speculative elements and often the protection of interest and principal payments may be only moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Generally lack characteristics of a desirable investment with minimal assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time.

Caa - Are of poor standing and may be in default or elements of danger with respect to principal or interest may be present.

Ca - Represent obligations that are speculative in a high degree and are often in default or have other marked shortcomings.

C - Lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                              PART C
                        OTHER INFORMATION

Item 23.

a(1)	Articles of Incorporation of the Registrant, filed as
Exhibit a(1) to the Registrant's Registration Statement on Form N-1 (File No. 2-81956 and 811-3627) on February 11,
1983, which is hereby incorporated by reference.

a(2)	Amendment to the Articles of Incorporation of Registrant,
dated May 8, 1990, filed as Exhibit a(2) to the Registrant's
Post-Effective Amendment No. 12 (File No. 2-81956 and 811-
3627) on April 29, 1992, which is hereby incorporated by reference.

a(3) Amendment to the Articles of Incorporation of Registrant, dated April 28, 1998, filed as Exhibit a(3) to the Registrant's Post-Effective Amendment No. 20 (File No. 2-
81956 and 811-3627) on April 30, 1998, which is hereby incorporated by reference.

b(1) By-laws of the Registrant, filed as Exhibit b(1) to the Registrant's Registration Statement on Form N-1 (File No. 2-
81956 and 811-3627) on February 11, 1983, which is hereby incorporated by reference.

b(2) Amendment to the By-Laws, dated May 8, 1990, filed as Exhibit b(2) to the Registrant's Post-Effective Amendment
No. 12 (File No. 2-81956 and 811-3627) on April 29, 1992,
which is hereby incorporated by reference.

b(3) Amendment to the By-Laws, dated October 19, 2000 filed herewith.

c 	Provisions of instruments defining the rights of holders of
the Registrant's securities are contained in the Articles of Incorporation of the Registrant.

d	Investment Advisory Agreement, dated October 15, 1999, filed as Exhibit d to the Registrant's Post-Effective Amendment
No. 22 (File No. 2-81956 and 811-3627) on April 28, 2000,
which is hereby incorporated by reference.

g(1)	Custodian Agreement, dated October 1, 1994, between the
Registrant and Wilmington Trust Company, filed as Exhibit g(1) to the Registrant's Post Effective Amendment No. 17
(File No. 2-81956 and 811-3627) on September 1, 1994, which is hereby incorporated by reference.

g(2)	Assignment Agreement to the Custodial Agreement of the
Registrant, dated January 5, 1998, filed as Exhibit g(2) to the Registrant's Post-Effective Amendment No. 20 (File No. 2-81956 and 811-3627) on April 28, 1998, which is hereby incorporated by reference.

g(3)	Custodial Fees (schedule of remuneration), dated October 1,
1994, filed as Exhibit g(3) to the Registrant's Post-
Effective Amendment No. 17 (File No. 2-81956 and 811-3627) on March 29, 1995, which is hereby incorporated by reference.

g(4) Assignment Agreement to the Custodial Agreement of the Registrant, dated December 31, 1998, filed as Exhibit g(4) to the Registrant's Post-Effective Amendment No.
21 (File No. 2-81956 and 811-3627) on February 26,
1999, which is hereby incorporated by reference.

g(5)	Amendment to Custodial Fees (schedule of remuneration),
dated April 1, 2001, filed herewith.

h(1)	Order Placement Procedures Amendment to the Charles Schwab
Operating Agreement, dated January 6, 1998, filed as Exhibit h(1) to the Registrant's Post-Effective Amendment No. 20
(File No. 2-81956 and 811-3627) on April 28, 1998, which is
hereby incorporated by reference.

h(2)	Transfer Agent Agreement, dated October 1, 1998, between the
Registrant and PFPC Inc., filed as Exhibit h(2) to the Registrant's Post-Effective Amendment No. 21 (File No. 2-
81956 and 811-3627) on February 26, 1999, which is hereby incorporated by reference.

h(3)	Administrative Services Agreement of the Registrant, dated
May 1, 1998, filed as Exhibit h(3) to the Registrant's Post-
Effective Amendment No. 20 (File No. 2-81956 and 811-3627) on April 28, 1998, which is hereby incorporated by reference.

h(4)	Retirement Plan Order Processing Amendment to the Charles
Schwab Operating Agreement, dated October 15, 1998, filed as
Exhibit h(4) to the Registrant's Post-Effective Amendment
No. 21 (File No. 2-81956 and 811-3627) on February 26, 1999,
which is hereby incorporated by reference.

h(5)	Administration Agreement, dated January 11, 1999, among the
Registrant, Fidelity Brokerage Services and National
Financial Services Corporation, filed as Exhibit h(5) to the Registrant's Post-Effective Amendment No. 21 (File No. 2-
81956 and 811-3627) on February 26, 1999, which is hereby incorporated by reference.

h(6)	Amendment to the Charles Schwab Operating Agreement, dated
November 15, 1999, filed as Exhibit h(6) to the Registrant's
Post-Effective Amendment No. 22 (File No. 2-81956 and 811-
3627) on April 28, 2000, which is hereby incorporated by reference.

h(7)	Agreement, dated October 11, 1999, among Registrant and
American Express Financial Advisors Inc., filed as Exhibit h(7) to the Registrant's Post-Effective Amendment No. 22
(File No. 2-81956 and 811-3627) on April 28, 2000, which is
hereby incorporated by reference.

h(8)	Amendment to Agreement, dated February 1, 2000, among
Registrant and American Express Financial Advisors, filed as Exhibit h8) to the Registrant's Post-Effective Amendment No. 22 (File No. 2-81956 and 811-3627) on April 28, 2000, which is hereby incorporated by reference.

h(9)	Retirement Plan Order Processing Amendment to the Charles
Schwab Operating Agreement, dated October 1, 2000, filed herewith.

h(10)Agreement, dated August 21, 2000, among Registrant and Goldman, Sachs & Co., filed herewith.

i   	Opinion and Consent of Counsel, filed herewith.

j   	Consent of PricewaterhouseCoopers LLP, filed herewith.

l   	Agreement of Registrant providing the initial capital, filed as Exhibit l to the Registrant's Registration Statement of Form N-1 (File No. 2-81956 and 811-3627) on April 30, 1983,
which is hereby incorporated by reference.

o	Codes of Ethics, filed as Exhibit o to the Registrant's
Post-Effective Amendment No. 22 (File No. 2-81956 and 811-
3627) on April 28, 2000, which is hereby incorporated by reference.


Item 24.  Persons Controlled by or Under Common Control with
Registrant

Charles vK. Carlson is President of Corbyn Investment Management, Inc. ("Corbyn") and Messrs. Godack, Hynson, Trump and Fusting and Mrs. Karla Moore are Managing Directors of Corbyn. As of April 1, 2001, approximately 22% of the Fund's outstanding stock was owned by various private counsel clients to which Corbyn has discretionary authority. See the response to Item 26 below for further information regarding Corbyn.

Item 25.  Indemnification

Under the terms of the Registrant's Articles of Incorporation and By-Laws, the Registrant may indemnify its present and past directors, officers, employees and agents, and any persons who are serving or have served at the request of the Registrant as director, officer, employee or agent of another corporation, partnership, joint venture, trust or enterprise to the extent permitted by law.

Section 2-418 of the Maryland General Corporation Law generally provides that corporations may indemnify officers and directors, including indemnification for judgments, fines, settlement amounts and reasonable expenses actually incurred, if the officer or director acted in good faith. However, if the proceeding is one by or in the right of the corporation, indemnification may be made only against reasonable expenses and may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation. The statute provides that the termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent creates a rebuttable presumption that the director did not meet the requisite standard of good faith. This statute also provides that the corporation may maintain insurance on behalf of directors, officers, employees and agents for liabilities arising out of such persons' actions on behalf of the corporation in good faith.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless if in the opinion of its counsel, the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser

Corbyn Investment Management, Inc. (the "Adviser") was organized in 1973 and provides investment management services for pension fund, endowments and individuals. Corbyn is a registered investment adviser with its principal business address as 2330
West Joppa Road, Suite 108, Lutherville, Maryland 21093.

Set forth below is a list of each officer and director of the Advisor indicating each business, profession, vocation or employment of a substantial nature in which each such person is engaged:

Charles vK. Carlson

President, Chairman of the Board of Directors and Chief Executive
Officer of Greenspring Fund, Inc; President and Director of
Corbyn Investment Management, Inc.

Michael Timothy Godack

Senior Vice-President, Chief Compliance Officer and Director of the Greenspring Fund, Inc.; Managing Director of Corbyn
Investment Management, Inc.

Michael Joseph Fusting

Sr. Vice-President, Chief Financial Officer and Director of
Greenspring Fund, Inc.; Managing Director of Corbyn Investment
Management, Inc.

David Allen Trump

Managing Director of Corbyn Investment Management, Inc.

Karla Keller Moore

Managing Director and Secretary of Corbyn Investment Management,
Inc.

Item 27.  Principal Underwriters


The Registrant does not have any principal underwriter of its shares.

Item 28.  Location of Accounts and Records:

(a)	With respect to the required books and records to be
maintained by the Registrant's Custodian under Section 31(a) of the 1940 Act, the address is:

PFPC Trust Company
8800 Tinicum Boulevard
Third Floor, Suite 200
Philadelphia, PA 19153

(b)	With respect to the required books and records to be
maintained by the Registrant's Transfer Agent under Section
31(a) of the 1940 Act, the address is:

PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809

(c)	With respect to all other required books and records to be
maintained by the Registrant at its principal office and the Registrant's Investment Advisor under Section 31(a) of the
1940 Act, the person maintaining physical possession and the address are:

Elizabeth Agresta Swam
Greenspring Fund, Incorporated
2330 West Joppa Road, Suite 110
Lutherville, Maryland 21093

Item 29.  Management Services

The Registrant has disclosed all management-related service contracts in Part A and B.

Item 30.  Undertakings

Not Applicable

	                      Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to the Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 23 to be signed on its behalf by the undersigned, thereto duly authorized, in the County of Baltimore and State of Maryland on the 12th day of April, 2001.

Greenspring Fund, Incorporated

By: /s/Charles vK. Carlson
    Charles vK. Carlson, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                    Title                       Date

/s/Charles vK. Carlson   President and             April 12, 2001
Charles vK. Carlson      Chairman of the Board
                         (Chief Executive Officer)

/s/David T. Fu  	       Director                  April 12, 2001
David T. Fu

/s/Michael J. Fusting    Sr. Vice President and    April 12, 2001
Michael J. Fusting       Director
                        (Chief Financial Officer)

/s/Michael T. Godack    Senior Vice President,     April 12, 2001
Michael T. Godack Chief Compliance Officer
                        and Director

/s/Richard Hynson, Jr.  Director                   April 12, 2001
Richard Hynson, Jr.

/s/Michael P. O'Boyle   Director                   April 12, 2001
Michael P. O'Boyle

/s/William E. Carlson   Director                   April 12, 2001
William E. Carlson

                              EXHIBIT B(3)

                       AMENDMENT TO THE BY-LAWS

                       Amendment to the By-Laws




				Article V Indemnification

Section 1.  Indemnification of Officers, Directors, Employees and
Agents:

The Corporation shall indemnify its present and past directors, officers, employees and agents, and any persons who are serving or have served at the request of the Corporation as director, officer, employee or agent of another corporation, partnership, joint venture, trust or enterprise, to the full extent provided and allowed by Section 2-418 of the Annotated Code of Maryland concerning corporations, as amended from time to time or any other applicable provision of law. Notwithstanding anything herein to the contrary, no director, officer, investment adviser or principal underwriter of the Corporation shall be indemnified in violation of Section 17(h) and (i) of the Investment Company Act of 1940, as amended.

Section 2.  Insurance of Officers, Directors, Employees and
Agents:

	The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability.

Section 3.  Amendment:

	No amendment, alteration or repeal of this Article or the adoption, alteration or amendment of any other provision of the Articles of Incorporation or By-Laws inconsistent with this Article shall adversely affect any right or protection of any person under this Article with respect to any act or failure to act which occurred prior to such amendment, alteration, repeal or adoption.



October 19, 2000

                            EXHIBIT G(5)

                    AMENDMENT TO CUSTODIAL FEES

                    Amendment to Custodial Fees

Effective April 1, 2001

An annual fee based upon the daily average net asset value as follows:

 .017 on the first $60 million
 .015 on the assets in excess of $60 million

Subject to a minimum fee of $500 per month

plus $10 per purchase, sale or maturity of a portfolio security, except those requiring physical delivery, which will be charged at $20 per purchase, sale or maturity,

plus any out-of-pocket expenses

                             EXHIBIT H(9)

                 AMENDMENT TO THE OPERATING AGREEMENT


      AMENDMENT TO RETIREMENT PLAN ORDER PROCESSING AMENDMENT
                       TO OPERATING AGREEMENT

This Amendment ("Amendment") is made by Charles Schwab & Co., Inc. ("Schwab"), effective as of October 1, 2000, and amends the Retirement Plan Order Processing Amendment to the Operating Agreement, made as of October 15, 1998, ("RPOP Amendment") between Schwab, The Charles Schwab Trust Company ("CSTC"), and each registered investment company ("Fund Company") listed on
Schedule I to the RPOP Amendment, with respect to each of its series or classes of shares ("Fund(s)") that participates in retirement plan order processing under the RPOP Amendment. All capitalized terms used in the Amendment and not defined herein shall have the meaning ascribed to them in the RPOP Amendment.

WHEREAS, pursuant to the RPOP Amendment, the parties thereto have facilitated the purchase and redemption of Fund shares on behalf of Plans for which CSTC acts as trustee or custodian of the trust funds under the Plans, and for which an entity identified on Schedule III to the RPOP Amendment acts as Recordkeeper; and

WHEREAS, Schwab may amend Schedule III to the RPOP Amendment from time to time under the terms of the RPOP Amendment, and is providing this executed Amendment to Fund Company and CSTC prior to its effective date.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises set forth herein and in the RPOP Amendment,
Schedule III to the RPOP Amendment is hereby amended to include additional Recordkeepers.

1. 	Schedule III to the RPOP Amendment shall be deleted in
its entirety and the Schedule III attached hereto shall be inserted in lieu thereof.

2.	Except as specifically set forth herein, all other
provisions of the RPOP
Amendment shall remain in full force and effect.

IN WITNESS WHEREOF, Schwab has executed this Amendment on the date written below.

CHARLES SCHWAB & CO., INC.
B y :
	Fred Potts
Vice President/ Mutual Funds
Operations Administration

Date: 8/21/00

Schedule III *:
to the Retirement Plan Order Processing Amendment to the
Operating Agreement

RECORDKEEPERS*
Schwab Retirement Plan Services, Inc.
Lawrence Johnson & Associates
Milliman & Robertson, Inc.
RSM McGladrey
Ceridian Retirement Plan Services
CBIZ Benefits & Insurance
Invesmart, Inc.
Oxford Associates
Web40 1 (k)
Benefit Actuaries, Inc.
MBM Advisors
TeamVest
Tri-Ad
Kibble & Prentice
Geller & Wind
Manchester Benefits
PriceWaterhouseCoopers
Administrative Management Group
Small, Parker & Blossom, Inc.
ML Kerns & Associates, Inc.
Leggette & Co., Inc.
The Stanton Group

*Pursuant to the RPOP Amendment, each recordkeeper shall be
engaged as an agent of CSTC and shall be registered as a transfer agent under Section 17A of the Securities Exchange Act of 1934 at such time it places Orders with the Funds.
2

                             EXHIBIT H(10)

                   AGREEMENT WITH GOLDMAN, SACHS & CO.
                    Agreement Dated August 11, 2000
                      between Greenspring Fund
                                 and
                         Goldman, Sachs & Co.



	This Agreement is made as of ____ day of ____, 2000, between Goldman, Sachs & Co. ("Goldman") and Greenspring Fund("Fund Party").

	WHEREAS, Fund Party is the investment adviser or distributor of open-end investment companies (each a "Fund"); and

	WHEREAS, Fund Party and Goldman wish to make shares of the Funds available to Goldman's clients subject to the provisions set forth below; and

	WHEREAS, Goldman intends that certain purchase, redemption and exchange orders for Fund shares on behalf of its clients will be placed through an omnibus clearing relationship with a broker/dealer (the "Clearing Broker") that has an account or accounts with the Funds and/or Fund Party for such purposes under a direct contractual relationship with the Funds and/or
Fund Party to which Goldman is not a party (the "Fund Party/Clearing Broker Arrangement"); and

	WHEREAS, Goldman also intends that other purchase, redemption and exchange orders for Fund shares on behalf of some of its clients may be placed by means other than through the Clearing Broker.

	NOW, THEREFORE, in consideration of the premises and the mutual promises set forth herein, and Goldman and Fund Party, intending to be legally bound, agree as follows:

1. Placement and Payment of Orders. With respect to purchase, redemption and exchange orders for Fund shares on behalf of Goldman clients placed through an omnibus clearing relationship with the Clearing Broker, the rules and procedures for the placement and payment of these orders will be governed solely and exclusively by the Fund Party/Clearing Broker Arrangement.
2. Investment Minimums. Goldman may waive any applicable account investment minimums with respect to purchase orders for Fund shares placed on behalf of its clients through the Clearing Broker pursuant to the Fund Party/Clearing Broker Arrangement.
3. Use of Names. Goldman is authorized to use the names or other identifying marks of Fund Party and/or the Funds in connection with the offer and sale of Fund shares. Fund Party may withdraw this authorization as to any particular use of any such name or identifying marks at any time (a) upon Fund Party's reasonable determination that such use would have a material adverse effect on the reputation or marketing efforts of Fund Party or such Funds, or (b) if any of the Funds cease to be offered by Goldman; provided, however, that Goldman may, in its discretion, continue to use materials prepared or printed prior to the withdrawal of such authorization or in the process of being prepared or printed at the time of such withdrawal.
4. Blue Sky. Upon execution of this Agreement, Fund Party will advise Goldman Sachs of the states and other jurisdictions in which shares of the Funds are registered and qualified for sale. Thereafter, Fund Party will promptly advise Goldman Sachs of any changes with respect to the states and other jurisdictions in which shares of the Funds are registered and qualified for sale.
5. Confidentiality of Identity of Goldman Clients. All information relating to Goldman's clients, including, but not limited to, the names and addresses of Goldman's clients, will remain Goldman's sole property and neither Fund Party, the Funds nor their respective directors, trustees, officers, partners, employees, agents or affiliates may copy, reproduce, sell, assign, license, market, transfer or otherwise dispose of, give or disclose such information to third parties or use such information for any purposes other than to provide services contemplated by this Agreement. Fund Party and the Funds will advise each of their respective directors, trustees, officers, partners, employees, agents and affiliates who may be exposed to such proprietary and confidential information to keep such information confidential. This provision will survive expiration or termination of this Agreement.
6. Use of Goldman Names. Fund Party and the Funds will not, without prior written consent of Goldman in each instance, (a) use in advertising, publicity or otherwise the name of "Goldman Sachs," including the name of any affiliate, partner or employee of Goldman, nor any trade name, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof owned by Goldman, including, without limitation, "gs.com"; or (b) represent, directly or indirectly, that any product or any service provided by Fund Party has been approved or endorsed by Goldman. This provision will survive this termination of this Agreement.
7. Indemnification.
	Indemnification of Goldman by Fund Party

	Fund Party hereby agrees to indemnify and hold harmless Goldman, each person, if any, who controls Goldman within the meaning of Section 15 of the Securities Act of 1933, and each of their directors, trustees, officers, partners and employees from and against all losses, liabilities, claims, demands, damages or expenses (including the reasonable cost of investigating and defending against any claims therefor and reasonable counsel fees incurred, but excluding consequential damages) in connection with or arising out of:
(a) any failure of Fund Party, its employees, agents, directors, trustees, officers, partners and/or affiliates, acting within or outside the scope of their employment, to fully comply with the terms of this Agreement; (b) any breach of any representation or warranty provided by Fund
Party in this Agreement; (c) any misleading or untrue or alleged untrue statement of material fact contained in the registration statements (including the related prospectuses and statements of additional information), annual or other periodic reports or proxy statement of the Funds, and any amendments or supplements thereto, and/or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except to the extent that such statement or omission is based upon information provided by Goldman for inclusion therein; (d) any misleading or untrue or alleged untrue statement of material fact contained in any advertising or sales literature prepared or approved by or for Fund Party, its employees, agents, directors, trustees, officers and/or affiliates, and/or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except to the extent that such statement or omission is based upon information provided by Goldman for inclusion therein; and (e) any material breach by Fund Party, its employees, agents, directors, trustees, officers and/or affiliates, in connection with the offer or sale of shares of a Fund, of any federal or state law including, without limitation, any federal or state securities law; provided, that no such indemnification will extend to any loss, liability, claim, demand, damage or expense directly caused by the failure, act or omission of Goldman, its employees, agents, directors, trustees, officers and/or affiliates to comply with the terms of this Agreement.

	Indemnification of Fund Party by Goldman

	Goldman hereby agrees to indemnify and hold harmless Fund Party, and each of its directors, trustees, officers, partners and employees from and against all losses, liabilities, claims, demands, damages or expenses (including the reasonable cost of investigating and defending against any claims therefor and reasonable counsel fees incurred, but excluding consequential damages) in connection with or arising out of: (a) any failure of Goldman, its employees, agents, directors, trustees, officers, partners and/or affiliates, acting within or outside the scope of their employment, to fully comply with the terms of this Agreement; (b) any breach of any representation or warranty provided by Goldman in this Agreement; and (c) any advertising or sales literature relating to a Fund or Fund
Party that Goldman prepared and used without Fund Party's consent except to the extent that the same is accurately based on information published or provided by Fund Party or a Fund; provided that no such indemnification shall extend to any loss, liability, claim, demand, damage or expense directly caused by the failure, act or omission of Fund
Party, its employees, agents, directors, trustees, officers and/or affiliates to comply with the terms of this Agreement.

	The indemnification provisions herein will survive the termination of this Agreement.

8. Amendment. This Agreement may be amended, modified or supplemented at any time by mutual written agreement of the parties.
9. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
10. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.
	IN WITNESS WHEREOF, this Agreement has been executed by a duly authorized representative of each of the parties hereto as of the date first set forth above.


Greenspring Fund     	Goldman, Sachs & Co.

By: _____________________	By: _____________________
Name:	Name:
Title:	Title:



                             EXHIBIT I

                       OPINION AND CONSENT

                             OF COUNSEL


Kirkpatrick & Lockhart LLP		100 Pine Street, Suite 3200
San Francisco, CA 94111-5218
415.249.1000
415.249.1001 Fax
www.kl.com




April 12, 2001


Greenspring Fund, Incorporated
2330 W. Joppa Road, Suite 108
Lutherville, MD  21093-7207

Ladies and Gentlemen:
	We have acted as counsel to Greenspring Fund, Incorporated, a Maryland corporation (the "Corporation"), in connection with Post-Effective Amendment No. 23 ("PEA") to the Corporation's Registration Statement on Form N-1A (File No. 2-81956) relating to the issuance and sale of Shares of the Corporation. You have requested our opinion with respect to the matters set forth below.
	In this opinion letter, the term "Shares" refers to the shares of common stock of the Corporation that may be issued during the time that the PEA is effective and has not been superseded by another post-effective amendment.

	In connection with rendering the opinions set forth below, we have examined copies, believed by us to be genuine, of the Corporation's Articles of Incorporation, and Bylaws, and any amendments thereto, and such other documents relating to its organization and operation and such resolutions of the Corporation's Board of Directors as we have deemed relevant to our opinions, as set forth herein.
	The opinions set forth in this letter are limited to the laws and facts in existence on the date hereof, and are further limited to the laws (other than laws relating to choice of law) of the State of Maryland that in our experience are normally applicable to the issuance of shares of corporations organized under the laws of the State of Maryland and to the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company
Act of 1940, as amended (the "1940 Act"), and the rules and regulations of the Securities and Exchange Commission (the
"SEC") thereunder.
	Based on and subject to the foregoing, and the additional qualifications and other matters set forth below, it is our opinion that as of the date hereof the Shares, when sold in accordance with the terms contemplated by the PEA, including receipt by the Corporation of full payment for the Shares and compliance with the 1933 Act and 1940 Act, will have been validly issued and will be fully paid and non-assessable.
	We are furnishing this opinion letter to you solely in connection with the issuance of the Shares. You may not rely on this opinion letter in any other connection, and it may not be furnished to or relied upon by any other person for any purpose, without specific prior written consent.
	The foregoing opinions are rendered as of the date of this letter, except as otherwise indicated. We assume no obligation to update or supplement our opinions to reflect any changes of law or fact that may occur.
	We hereby consent to this opinion letter accompanying the PEA when it is filed with the SEC and to the reference to our firm in the prospectus that is being filed as part of such PEA.

						Very truly yours,

						KIRKPATRICK & LOCKHART LLP


                                EXHIBIT J

                                 CONSENT

                       OF INDEPENDENT ACCOUNTANTS


                   CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 17, 2001, relating to the financial statements and financial highlights which appear in the December 31, 2000 Annual Report to Shareholders of Greenspring Fund, Inc., which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading of "Financial Highlights" in such Registration Statement.


PricewaterhouseCoopers LLP
Baltimore, Maryland
April 18, 2001